Exhibit 99.(s)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Steven A. Baffico, Stephanie Trell, Bill McCoy, Stephen H. Bier and Allison M. Fumai and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign any and all registration statements of Eagle Growth and Income Opportunities Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2015

/s/ Joseph L. Morea

Joseph L. Morea

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Steven A. Baffico, Stephanie Trell, Bill McCoy, Stephen H. Bier and Allison M. Fumai and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign any and all registration statements of Eagle Growth and Income Opportunities Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2015

/s/ S. James Coppersmith

S. James Coppersmith

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Steven A. Baffico, Stephanie Trell, Bill McCoy, Stephen H. Bier and Allison M. Fumai and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign any and all registration statements of Eagle Growth and Income Opportunities Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2015

/s/ Ronald J. Burton

Ronald J. Burton

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Steven A. Baffico, Stephanie Trell, Bill McCoy, Stephen H. Bier and Allison M. Fumai and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign any and all registration statements of Eagle Growth and Income Opportunities Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2015

/s/ Michael Perino

Michael Perino